Prospectus Supplement — June 6, 2012 to the Prospectuses, as supplemented, of the following fund:

Fund	Prospectuses Dated
Columbia Strategic Allocation Fund	1/27/2012

Effective June 6, 2012, the Fund no longer offers Class I shares. On June 7, 2012, the following additional changes are in effect:

FEES AND EXPENSES OF THE FUND

The fee and expense table in the section entitled “Fees and Expenses of the Fund” is hereby replaced with the following:

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class R, R4, Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None

Maximum deferred sales charge (load) imposed on redemptions (as a percentage of offering price at the time of purchase, or current net asset value, whichever is less)	1%	5%	1%	None

Annual Fund Operating Expenses(a) (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class R	Class R4	Class Z
Management fees(b)	0.51%	0.51%	0.51%	0.51%	0.51%	0.51%

Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.50%	0.00%	0.00%

Other expenses	0.31%	0.31%	0.31%	0.31%	0.42%	0.31%

Acquired fund fees and expenses	0.19%	0.19%	0.19%	0.19%	0.19%	0.19%

Total annual fund operating expenses	1.26%	2.01%	2.01%	1.51%	1.12%	1.01%

(a)	Expense ratios have been adjusted to reflect current fees based on estimated allocation of Fund assets to underlying funds and other investments as of June 7, 2012.
(b)

The Fund’s investment advisory fee is equal to (i) 0.00% on the Fund’s assets that are invested in underlying funds (including any exchange-traded funds (ETFs)) that pay an investment advisory fee to Columbia Management Investment Advisers, LLC (the investment manager); and (ii) 0.66% on the first $0.5 billion gradually reducing to 0.49% on the Fund’s assets invested in securities (other than underlying funds, including any ETFs, that pay an investment advisory fee to the investment manager), including other funds advised by the investment manager that do not pay an investment advisory fee to the investment manager, derivatives and individual securities.

The Example in the section entitled “Fees and Expenses of the Fund” is hereby replaced with the following:

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods (unless otherwise noted). The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$696	$952	$1,228	$2,015

Class B (if shares are redeemed)	$704	$931	$1,284	$2,149

Class B (if shares are not redeemed)	$204	$631	$1,084	$2,149

Class C (if shares are redeemed)	$304	$631	$1,084	$2,342

Class C (if shares are not redeemed)	$204	$631	$1,084	$2,342

Class R (whether or not shares are redeemed)	$154	$477	$825	$1,807

Class R4 (whether or not shares are redeemed)	$114	$356	$618	$1,368

Class Z (whether or not shares are redeemed)	$103	$322	$559	$1,241

S-6141-14 A (6/12)

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The section entitled “Principal Investment Strategies of the Fund” that appears in the Summary of the Fund is hereby replaced with the following:

The Fund’s assets may be allocated to equity, debt/fixed income and money market instruments, and investments that provide exposure to commodities markets, including the Columbia Commodity Strategy Fund. The Fund may also seek exposure to various sectors through investment in affiliated funds. This broad investment flexibility is intended to enable the Fund’s portfolio managers to allocate the Fund’s assets within or among different asset classes or market exposures in response to changing market, economic or other conditions or developments. The Fund’s equity security investments include: emerging market equities, international developed market equities, and U.S. large-, mid- and small-cap equities. These equity securities generally include common stocks, but may also include preferred stocks. The Fund’s debt/fixed-income security investments include: U.S. investment-grade bonds, international bonds, emerging market bonds, U.S. high yield (junk) bonds, convertible bonds, mortgage- and other asset-backed securities, and short-term money market instruments. The Fund may invest in fixed-income securities of any maturity or quality and does not seek to maintain a particular dollar-weighted average maturity. The Fund’s investments in money market instruments include investments in affiliated or unaffiliated money market funds or similar vehicles. In addition to an investment in Columbia Commodity Strategy Fund, the Fund may seek exposure to the commodities markets through commodity-linked investments, including commodity-linked futures, structured notes and/or swaps.

Columbia Management Investment Advisers, LLC (the investment manager) allocates the Fund’s investments from one asset class (or market exposure) to another based on the portfolio managers’ analysis of the relative attractiveness of opportunities for the Fund to achieve its objective in a given market. The investment manager considers, among other things, relative valuations, the potential for equity, debt or commodity-related investments to increase in value, expected dividends and changes in interest rates. Generally, the Fund’s portfolio will include exposure to equity and debt markets, and may include exposure to commodities markets (including, indirectly, through investments in affiliated funds); however the Fund may emphasize either debt securities or equity securities at any given time. The Fund may make significant investments in foreign securities (equity or debt), including securities of emerging market issuers, and otherwise has no geographic limits on where it may invest. The investment manager has considerable flexibility in the construction of the portfolio and may change the asset class mix on a regular basis, including from day to day. To the extent the investment manager favors a particular asset class or favors exposure to a particular market, it may invest up to 100% in that asset class or market (other than commodities markets). It is possible that during certain market cycles the Fund will not be invested in all asset classes or markets. The investment manager may actively and frequently trade securities and other instruments in the Fund’s portfolio to carry out its principal investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses.

In addition to investing in individual securities and shares of affiliated funds, the investment manager may use exchange-traded funds (ETFs) and certain derivative instruments, such as forward foreign currency contracts, futures (including commodity-linked, currency, equity, fixed income, index and interest rate futures) and commodity-linked structured notes and swaps in an effort to produce incremental earnings, to hedge existing positions, to increase market or credit exposure, to increase investment flexibility (including using the derivative as a substitute for the purchase or sale of the underlying security, currency, commodity or other instrument), and/or to change the effective duration of the Fund’s portfolio.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The section entitled “Principal Risks of Investing in the Fund” that appears in the Summary of the Fund is hereby revised to replace the “Risks of Investing in Other Funds” paragraph with the following and to include the following additional risks:

Investing in Other Funds Risk.    The Fund’s investment in other funds (affiliated and/or unaffiliated funds, including exchange-traded funds (ETFs)) subjects the Fund to the investment performance (positive or negative) and risks of these underlying funds in direct proportion to the Fund’s investment therein. The performance of underlying funds could be adversely affected if other entities that invest in the same underlying funds make relatively large investments or redemptions in such underlying funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Because the expenses and costs of a fund are shared by its investors, redemptions by other investors in the fund could result in decreased economies of scale and increased operating expenses for such fund. The investment manager (or subadviser, as the case may be) may have potential conflicts of interest in selecting affiliated underlying funds for investment by the Fund because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds, as well as a potential conflict in selecting affiliated funds over unaffiliated funds.

Commodity Futures Trading Commission Regulatory Risk.    The Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), pursuant to which certain registered investment companies are exempt from the definition of the term “commodity pool operator,” and, thus, not subject to regulation by the CFTC. However, the CFTC recently adopted significant changes in the way in which registered investment companies that invest in commodities markets are regulated. To the extent these proposals become effective as adopted, the Fund may be compelled to consider significant changes, which could include substantially altering its investment strategies (e.g., reducing substantially the Fund’s exposure to the commodities markets) or, if deemed necessary, liquidating the Fund.

Derivatives Risk/Commodity-Linked Futures Contracts Risk.    The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Futures contracts may be illiquid. Furthermore, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Futures contracts executed on foreign exchanges may not provide the same protection as U.S. exchanges. These transactions involve additional risks, including counterparty risk, hedging risk and pricing risk.

Derivatives Risk/Commodity-Linked Structured Notes Risk.    Investments in commodity-linked structured notes involve substantial risks, including risk of loss of interest and principal, lack of a liquid secondary market, and risk of greater volatility than investments in traditional equity and debt markets. These instruments involve additional risks, including counterparty risk and hedging risk.

Derivatives Risk/Commodity-Linked Swaps Risk.    Commodity-linked swaps could result in losses if the underlying asset (e.g., a particular commodity) or reference does not perform as anticipated. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Such transactions can have the potential for unlimited losses. Such risk is heightened in the case of short swap transactions. Swaps can involve greater risks than direct investment in the underlying asset, because swaps may be leveraged (creating leverage risk) and are subject to counterparty risk, hedging risk, pricing risk and liquidity risk.

FUND MANAGEMENT

The section entitled “Fund Management” that appears in the Summary of the Fund is hereby replaced with the following:

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Managed Fund Since
Colin Moore	Portfolio Manager	May 2010

Anwiti Bahuguna, Ph.D.	Portfolio Manager	May 2010

Fred Copper, CFA	Portfolio Manager	December 2011

Orhan Imer, Ph.D., CFA	Portfolio Manager	June 2012

Gene Tannuzzo, CFA	Portfolio Manager	June 2012

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The section entitled “Principal Investment Strategies of the Fund” that appears under More Information About the Fund is hereby replaced with the following:

The Fund’s assets may be allocated to equity, debt/fixed income and money market instruments, and investments that provide exposure to commodities markets, including the Columbia Commodity Strategy Fund. The Fund may also seek exposure to various sectors through investment in affiliated funds. This broad investment flexibility is intended to enable the Fund’s portfolio managers to allocate the Fund’s assets within or among different asset classes or market exposures in response to changing market, economic or other conditions or developments. The Fund’s equity security investments include: emerging market equities, international developed market equities, and U.S. large-, mid- and small-cap equities. These equity securities generally include common stocks, but may also include preferred stocks. The Fund’s debt/fixed-income security investments include: U.S. investment-grade bonds, international bonds, emerging market bonds, U.S. high yield (junk) bonds, convertible bonds, mortgage- and other asset-backed securities, and short-term money market instruments. The Fund may invest in fixed-income securities of any maturity or quality and does not seek to maintain a particular dollar-weighted average maturity. A bond is issued with a specific maturity date, which is the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk the Fund, and a bond fund investor, faces as interest rates rise, but the Fund could receive a higher yield in return for that longer maturity and higher interest rate risk. The Fund may invest up to 100% of its assets in debt securities that are rated below investment-grade (i.e., high yield or junk bonds) or, if unrated, deemed of comparable quality by Columbia Management Investment Advisers, LLC (the investment manager). The Fund’s investments in money market instruments include investments in affiliated or unaffiliated money market funds or similar vehicles. In addition to an investment in Columbia Commodity Strategy Fund, the Fund may seek exposure to the commodities markets through commodity-linked investments, including commodity-linked futures, structured notes and/or swaps.

The investment manager allocates the Fund’s investments from one asset class (or market exposure) to another based on the portfolio managers’ analysis of the relative attractiveness of opportunities for the Fund to achieve its objective in a given market. The investment manager considers, among other things, relative valuations, the potential for equity, debt or commodity-related investments to increase in value, expected dividends and changes in interest rates. Generally, the Fund’s portfolio will include exposure to equity and debt markets, and may include exposure to commodities markets (including, indirectly, through investments in affiliated funds); however the Fund may emphasize either debt securities or equity securities at any given time. The Fund may make significant investments in foreign securities (equity or debt), including securities of emerging market issuers, and otherwise has no geographic limits on where it may invest. The investment manager has considerable flexibility in the construction of the portfolio and may change the asset class mix on a regular basis, including from day to day. To the extent the investment manager favors a particular asset class or favors exposure to a particular market, it may invest up to 100% in that asset class or market (other than commodities markets). It is possible that during certain market cycles the Fund will not be invested in all asset classes or markets. The investment manager may actively and frequently trade securities and other instruments in the Fund’s portfolio to carry out its principal investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses.

The investment manager chooses equity investments by employing proprietary quantitative and fundamental methods. In choosing equity securities or equity-related investments, the investment manager’s approach seeks to identify companies with:

•	Attractive valuations, based on factors such as price-to-earnings ratios;

•	Sound balance sheets;

•	Potential for future earnings growth;

•	Potential for future dividend growth; or

•	Improving outlooks.

In evaluating whether to sell an equity security or equity-related investment, the investment manager considers, among other factors, whether:

•	The security is overvalued relative to other potential investments.

•	The company meets the investment manager’s performance expectations.

The investment manager chooses debt securities or debt-related investments by:

•	Considering opportunities and risks by reviewing factors such as credit quality, and the interest rate and economic forecasts.

•	Investing more heavily in certain sectors (for example, corporate bonds and government bonds) based on the investment manager’s expectations for interest rates.

•

Identifying securities that are expected to outperform other securities. In this analysis, the investment manager will take risk factors into account (for example, whether money has been set aside to cover the cost of principal and interest payments).

•	Identifying obligations that may benefit from currency fluctuations and interest rate differences among countries.

In evaluating whether to sell a debt security or debt-related investment, the investment manager considers, among other factors, whether:

•	The security is overvalued relative to other potential investments.

•	The interest rate or economic outlook has changed.

•	The security has reached the investment manager’s price objective or moved above a reasonable valuation target.

•	The investment manager has identified a more attractive opportunity.

•

The issuer’s credit quality has declined or the investment manager expects a decline (the Fund may continue to own securities that are down-graded until the investment manager believes it is advantageous to sell).

•	The issuer or the security continues to meet the other standards described above.

In addition to the considerations above, the investment manager uses fundamental and/or quantitative methods to determine investments in and allocations to affiliated funds and commodities markets.

In addition to investing in individual securities and shares of affiliated funds, the investment manager may use exchange-traded funds (ETFs) and certain derivative instruments, such as forward foreign currency contracts, futures (including commodity-linked, currency, equity, fixed income, index and interest rate futures) and commodity-linked structured notes and swaps in an effort to produce incremental earnings, to hedge existing positions, to increase market or credit exposure, to increase investment flexibility (including using the derivative as a substitute for the purchase or sale of the underlying security, currency, commodity or other instrument), and/or to change the effective duration of the Fund’s portfolio.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The section entitled “Principal Risks of Investing in the Fund” that appears under More Information About the Fund is hereby revised to replace the “Risks of Investing in Other Funds” paragraph with the following and to include the following additional risks:

Investing in Other Funds Risk.    The Fund’s investment in other funds (affiliated and/or unaffiliated funds, including exchange-traded funds (ETFs)) subjects the Fund to the investment performance (positive or negative) and risks of these underlying funds in direct proportion to the Fund’s investment therein. The performance of underlying funds could be adversely affected if other entities that invest in the same underlying funds make relatively large investments or redemptions in such underlying funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Because the expenses and costs of a fund are shared by its investors, redemptions by other investors in the fund could result in decreased economies of scale and increased operating expenses for such fund. These transactions might also result in higher brokerage, tax or other costs for the Fund. This risk may be particularly important when one investor owns a substantial portion of another fund. The investment manager (or subadviser, as the case may be) may have potential conflicts of interest in selecting affiliated underlying funds for investment by the Fund because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds, as well as a potential conflict in selecting affiliated funds over unaffiliated funds.

Commodity Futures Trading Commission Regulatory Risk.    The Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), pursuant to which certain registered investment companies are exempt from the definition of the term “commodity pool operator,” and, thus, not subject to regulation by the CFTC. However, the CFTC recently adopted significant changes in the way in which registered investment companies that invest in commodities markets are regulated. To the extent these proposals become effective as adopted, the Fund may be compelled to consider significant changes, which could include substantially altering its investment strategies (e.g., reducing substantially the Fund’s exposure to the commodities markets) or, if deemed necessary, liquidating the Fund.

Derivatives Risk/Commodity-Linked Futures Contracts Risk.    The use of futures contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund may buy or sell futures for, among other reasons, investment purposes, for risk management (hedging) purposes, or to increase investment flexibility. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Investment in these instruments involve risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund) and pricing risk (i.e., the instrument may be difficult to value).

Derivatives Risk/Commodity-Linked Structured Notes Risk.    The use of commodity-linked structured notes is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund may enter into commodity-linked structured notes for, among other reasons, investment purposes, for risk management (hedging) purposes, or to increase investment flexibility. The Fund’s investments in commodity-linked structured notes involve substantial risks, including risk of loss of interest and principal, lack of a secondary (i.e. liquid) market, and risk of greater volatility than investments in traditional equity and debt markets.

If payment of interest on a commodity-linked structured note is linked to the value of a particular commodity, commodity index or other economic variable, the Fund might receive lower interest payments (or not receive any of the interest due) on its investments if there is a loss of value of the underlying investment. Further, to the extent that the amount of principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, the Fund might not receive a portion (or any) of the principal at maturity of the investment or upon earlier exchange. At any time, the risk of loss associated with a particular structured note in the Fund’s portfolio may be significantly higher than the value of the note.

A liquid secondary market may not exist for the commodity-linked structured notes held in the Fund’s portfolio, which may make it difficult for the notes to be sold at a price acceptable to the portfolio managers or to accurately value them. Investment in commodity-linked structured notes also subjects the Fund to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument) and hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund).

The value of the commodity-linked structured notes may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, the particular terms of a commodity-linked structured note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Economic leverage will increase the volatility of the value of these commodity-linked notes as they may increase or decrease in value more quickly than the underlying commodity, commodity index or other economic variable.

Derivatives Risk/Commodity-Linked Swaps Risk.    The use of commodity-linked swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund may enter into these swaps for, among other reasons, investment purposes, for risk management (hedging) purposes, or to increase investment flexibility. Commodity-linked swaps could result in losses if the underlying asset or reference does not perform as anticipated. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Such transactions can have the potential for unlimited losses. Such risk is heightened in the case of short swap transactions. Swaps can involve greater risks than direct investment in the underlying asset, because swaps may be leveraged (creating leverage risk) and are subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value) and liquidity risk (i.e., may not be possible to liquidate a swap position at an advantageous time or price, which may result in significant losses).

FUND MANAGEMENT AND COMPENSATION

The following is added after the fifth paragraph of the section entitled “Fund Management and Compensation”:

Effective June 7, 2012, the Fund’s investment advisory fee is equal to (i) 0.00% on the Fund’s assets that are invested in underlying funds (including any exchange-traded funds (ETFs)) that pay an investment advisory fee to Columbia Management; and (ii) 0.66% on the first $0.5 billion gradually reducing to 0.49% on the Fund’s assets invested in securities (other than underlying funds, including any ETFs, that pay an investment advisory fee to Columbia Management), including other funds advised by Columbia Management that do not pay an investment advisory fee to Columbia Management, derivatives and individual securities.

The portfolio managers who lead the team responsible for the day-to-day portfolio management of the Fund, as described in the section entitled “Fund Management and Compensation” are hereby replaced with the following:

Colin Moore, Portfolio Manager

•	Managed the Fund since May 2010.

•	Chief Investment Officer of the investment manager.

•	Joined the investment manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2002.

•	Began investment career in 1983.

•	London Business School — Investment Management Program.

Anwiti Bahuguna, Ph.D., Portfolio Manager

•	Managed the Fund since May 2010.

•	Joined the investment manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where she worked as an investment professional since 2002.

•	Began investment career in 1998.

•	BS from St. Stephen’s College, Delhi University and a Ph.D. from Northeastern University.

Fred Copper, CFA, Portfolio Manager

•	Managed the Fund since December 2011.

•	Joined the investment manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2005.

•	Began investment career in 1990.

•	BS from Boston College and MBA from the University of Chicago.

Orhan Imer, Ph.D., CFA, Portfolio Manager

•	Managed the Fund since June 2012.

•	Joined the investment manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2007.

•	Began investment career in 2005.

•	Ph.D. from the University of Illinois at Urbana-Champaign.

Gene Tannuzzo, CFA, Portfolio Manager

•	Managed the Fund since June 2012.

•	Sector Manager, multi-sector fixed income.

•	Joined the investment manager in 2003 as an associate analyst in municipal bond research.

•	Began investment career in 2003.

•	BSB, University of Minnesota, Carlson School of Management.

The rest of the section remains unchanged.

S-6141-14 A (6/12)

Statement of Additional Information (SAI) Supplement — June 6, 2012*

For the SAI dated June 1, 2012 for the following fund:

Columbia Strategic Allocation Fund

Effective June 6, 2012, the Fund no longer offers Class I shares. On June 7, 2012, the following additional changes are in effect:

Table 11. Investment Management Services Agreement Fee Schedule for the above mentioned fund is hereby superseded and replaced with the following:

Fund	Assets (billions)	Annual rate at each asset level
Columbia Strategic Allocation(a), (b)	First $0.5 Next $0.5 Next $0.5 Next $1.5 Next $3.0 Over $6.0	0.660% 0.615% 0.570% 0.520% 0.510% 0.490%

(a)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.570% to 0.390 as asset levels increased.
(b)

This fee applies to assets invested in securities, other than underlying funds (including any exchange-traded funds (ETFs)) that pay an investment management services fee to Columbia Management, including other funds advised by the investment manager that do not pay an investment management services fee, derivatives and individual securities. The fund does not pay an investment management services fee on assets that are invested in underlying funds, including any ETFs, that pay an investment management services fee to Columbia Management.

The rest of this section remains the same.

Table 19. Portfolio Managers for the above mentioned fund is hereby superseded and replaced with the following:

Information provided as of September 30, 2011, unless otherwise noted.

Fund	Portfolio Manager	Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
		Number and type of account(a)	Approximate Total Net Assets	Performance Based Accounts(b)
For funds with fiscal period ending September 30
Columbia Strategic Allocation	Anwiti Bahugana	19 RICs 29 PIVs 13 other accounts	$5.91 billion $4.29 billion $223.0 million	None	None	(2)	(13)
	Fred Copper(c)	5 RICs 2 PIVs 9 other accounts	$1.96 billion $385.1 million $40.87 million	None	None
	Gene Tanuzzo(d)	8 RICs 7 other accounts	$56.02 billion $26.01 million	None	None
	Orhan Imer(e)	2 RIC 7 other accounts	$465.79 million $0.5 million	None	None
	Colin Moore	23 RICs 26 PIVs 21 other accounts	$9.8 billion $2.4 billion $239.0 million	None	None	(2)	(14)

(a)	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
(b)	Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(c)	The portfolio manager began managing the fund after its fiscal year end; reporting information is provided as of Sept. 30, 2011.
(d)	The portfolio manager began managing the fund after its fiscal year end; reporting information is provided as of Jan. 31, 2012.
(e)	The portfolio manager began managing the fund after its fiscal year end; reporting information is provided as of Oct. 31, 2011.

The rest of this section remains the same.

Table 19. Administrative Services Agreement Fee Schedule for the above mentioned fund is hereby superseded and replaced with the following:

FUND	ASSET LEVELS AND BREAKPOINTS IN APPLICABLE FEES
	0 –500,000,000	500,000,001 – 1,000,000,000	1,000,000,001 – 3,000,000,000	3,000,000,001 – 12,000,000,000	12,000,000,001 +
Columbia Strategic Allocation(a), (b)	0.060%	0.055%	0.050%	0.040%	0.030%

(a)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.080% to 0.050 as asset levels increased.
(b)

This fee applies to assets invested in securities, other than underlying mutual funds (including any exchange-traded funds (ETFs)) that pay an administrative services fee to Columbia Management, including other funds administered by the investment manager that do not pay an administrative fee, derivatives and individual securities. The fund does not pay an administrative services fee on assets that are invested in underlying funds, including any ETFs, that pay an administrative services fee to Columbia Management.

The rest of this section remains the same.

S-6500-36 A (6/12)

*	Valid until next update

S-6500-36 A (6/12)